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1
                                                                     EXHIBIT 4.5

 [NUMBER]                                                           [SHARES]


     INCORPORATED UNDER THE LAWS                     SERIES H PREFERRED STOCK
       OF THE STATE OF NEVADA


                                     [PHOTO]


                                                     CUSIP 029174
           PAR VALUE $2.00
  THIS CERTIFICATE IS TRANSFERABLE                   SEE REVERSE FOR CERTAIN
        IN NEW YORK, NEW YORK                        DEFINITIONS


                         AMERICAN REALTY INVESTORS, INC.


THIS CERTIFIES THAT


IS THE OWNER OF


     FULLY PAID AND NON-ASSESSABLE SHARES OF THE SERIES H PREFERRED STOCK OF
                              CERTIFICATE OF STOCK

American Realty Investors, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

         Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                                            Dated:

   /s/ RONALD E. KIMBROUGH                  COUNTERSIGNED AND REGISTERED
------------------------------------        AMERICAN STOCK TRANSFER &
         EXECUTIVE VICE PRESIDENT           TRUST COMPANY
                                                (NEW YORK)   TRANSFER AGENT
                                                             AND REGISTRAR


   /s/ ROBERT A. WALDMAN
------------------------------------
         SECRETARY                          BY:      /s/ TRANSFER AGENT
                                               ---------------------------------
                                                     AUTHORIZED SIGNATURE


                                                                          [SEAL]

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2

                         AMERICAN REALTY INVESTORS, INC.

         The Corporation will furnish to the holder hereof, upon request to the corporation and its principal place of business, and without charge, a full statement of the designations, preferences, limitations and relative rights, and the variations in relative rights and preferences, between classes and series of classes of stock which the corporation is authorized to issue, together with the authority of the Board of Directors or shareholders to fix and determine the relative rights and preferences of subsequent classes and series.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


  TEN COM -- as tenants in common             UNIF GIFT MIN ACT --__________ Custodian __________
  TEN ENT -- as tenants by the entireties                           (Cust)               (Minor)
  JT TEN  -- as joint tenants with right of                       under Uniform Gifts to Minors
             survivorship and not as tenants                      Act __________________
             in common                                                      (State)

     Additional abbreviations may also be used though not in the above list.

For value received,                    hereby sell, assign and transfer unto
                    ------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE
[                           ]


--------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)
         -----------------------------------------------------------------------
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                                                                          Shares
--------------------------------------------------------------------------
of the stock represented by the within certificate, and do hereby irrevocably constitute and appoint ___________________________________________ Attorney to
transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises. Dated:_______________________

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT         X __________________________
MUST CORRESPOND WITH THE NAME(S) AS WRITTEN                  (SIGNATURE)
UPON THE FACE OF THE CERTIFICATE IN EVERY
PARTICULAR WITHOUT ALTERATION OR
ENLARGEMENT OR ANY CHANGE WHATEVER                  X __________________________
                                                             (SIGNATURE)


                                               THE SIGNATURE(S) MUST BE
                                               GUARANTEED BY AN ELIGIBLE
                                               GUARANTOR INSTITUTION (BANKS,
                                               STOCKBROKERS, SAVINGS AND LOAN
                                               ASSOCIATIONS AND CREDIT UNIONS
                                               WITH MEMBERSHIP IN AN APPROVED
                                               SIGNATURE GUARANTEE MEDALLION
                                               PROGRAM), PURSUANT TO S.E.C. RULE
                                               17Ad-15.

                                               SIGNATURE(S) GUARANTEED BY:

                                               ---------------------------------